TABLE OF CONTENTS

                                                                            Page

ARTICLE 1            Lease of Premises........................................1

   Section 1.01.     Lease of Premises........................................1
   Section 1.02.     Basic Lease Provisions...................................1

ARTICLE 2            Term.....................................................2

   Section 2.01      Term.....................................................2
   Section 2.02.     Condition of Premises....................................2

ARTICLE 3            Occupancy and Use........................................2

   Section 3.01.     Occupancy and Use........................................2
   Section 3.02.     Access to Leased Premises................................3
   Section 3.03.     Surrender of Leased Premises.............................3
   Section 3.04.     Holding Over.............................................3

ARTICLE 4            Rent and Deposit.........................................4

   Section 4.01.     Components of Rent.......................................4
   Section 4.02.     Basic Annual Rent........................................4

ARTICLE 5            Utility and Other Building Services......................4

   Section 5.01.     Services to be Provided..................................4
   Section 5.02.     Interruption of Services.................................4
   Section 5.03.     Taxes and Utility Charges................................5

ARTICLE 6            Repairs; Maintenance; Alterations, Improvements
                                  and Fixtures................................6

   Section 6.01.     Repair and Maintenance of Building.......................6
   Section 6.02.     Alterations or Improvements..............................6
   Section 6.03.     Trade Fixtures...........................................7

ARTICLE 7            Fire or Other Casualty; Eminent Domain...................7

   Section 7.01.     Condemnation and Casualty................................7

ARTICLE 8            Insurance................................................8

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   Section 8.01.     Landlord's Insurance.....................................9
   Section 8.02.     Landlord's Responsibility................................9
   Section 8.03.     Tenant's Insurance.......................................9
   Section 8.04.     Tenant's Responsibility.................................11
   Section 8.05.     Waiver of Subrogation...................................11

ARTICLE 9            Liens...................................................12

   Section 9.01.     Liens...................................................12

ARTICLE 10           Intentionally Deleted...................................12

ARTICLE 11           Assignment and Subletting...............................12

   Section 11.01.    Assignment and Subletting by Tenant.....................12
   Section 11.02.    ........................................................13

ARTICLE 12           Transfer by Landlord....................................13

   Section 12.01.    Sale and Conveyance of the Leased Premises..............13
   Section 12.02.    Subordination...........................................13
   Section 12.03.    Non-Disturbance.........................................13

ARTICLE 13           Defaults and Remedies...................................13

   Section 13.01.    Defaults by Tenants.....................................13
   Section 13.02.    Remedies of Landlord....................................15
   Section 13.03.    Suit Prior to Expiration................................16
   Section 13.04.    Reinstatement...........................................16
   Section 13.05.    Non-Waiver of Defaults..................................16
   Section 13.06.    Cumulative Remedies.....................................17
   Section 13.07.    Default by Landlord and Remedies of Tenant..............17
   Section 13.08.    Limitation of Landlord's Liability......................17
   Section 13.09.    Transfer upon Termination...............................18
   Section 13.10.    Waiver..................................................18
   Section 13.11.    Tenant's Property.......................................18
   Section 13.12.    Attorney's Fees and Costs...............................18

ARTICLE 14           Intentionally Deleted...................................18

ARTICLE 15           Notices.................................................18

   Section 15.01.    Notices.................................................18
   Section 15.02.    Place of Payment........................................19

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ARTICLE 16           Miscellaneous Provisions................................19

   Section 16.01.    Condition of Premises...................................19
   Section 16.02.    Intentionally deleted...................................19
   Section 16.03.    Choice of Law...........................................19
   Section 16.04.    Venue...................................................19
   Section 16.05.    Successors and Assigns..................................19
   Section 16.06.    Name....................................................19
   Section 16.07.    Examination of Lease....................................19
   Section 16.08.    Time....................................................19
   Section 16.09.    Defined Terms and Marginal Headings.....................20
   Section 16.10.    Entire Agreement; Amendments............................20
   Section 16.11.    Payment of and Indemnification for Leasing Commissions..20
   Section 16.12.    Severability of Invalid Provisions......................20
   Section 16.13.    Definition of the Relationship between the Parties......20
   Section 16.14.    Estoppel Certificate....................................20
   Section 16.15.    Force Majeure...........................................21
   Section 16.16.    Corporate Tenant........................................21
   Section 16.17.    Memorandum of Lease.....................................21
   Section 16.18.    Reciprocal Covenant on Notification of ADA Violations...21
   Section 16.19.    Sorting and Separation of Refuse and Trash..............21

ARTICLE 17           Additional Provisions...................................21

   Section 17.01.    Option to Extend Lease Term.............................21
   Section 17.02.    Tax Deposit.............................................22
   Section 17.03.    Triple Net Lease........................................22
   Section 17.04.    Quiet Enjoyment.........................................22

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                                LIST OF EXHIBITS

                                                                           Page

Exhibit A.....................................................................1
Exhibit E....................................................................13

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




                                      LEASE


         THIS LEASE, made this _________ day of February, 2000, by and between SAM & JB, LLC, an Indiana limited liability company ("Landlord"), and ROBINSON NUGENT, INC., an Indiana corporation ("Tenant").

                              W I T N E S S E T H:

                                    ARTICLE 1
                                Lease of Premises

         Section 1.01. Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the property commonly known as 800 East Eighth Street, New Albany, Floyd County, Indiana, which includes the tract of land described in Exhibit A attached hereto (the "Leased Premises") and the improvements situated thereon (the "Building"), subject to the terms and conditions herein set forth, for the specific term hereinafter specified. The Leased Premises is described in Item A, Section 1.02 hereinafter.

         Section 1.02.  Basic Lease Provisions.

         (A) BUILDING ADDRESS: 800 East Eighth Street
             CITY,  STATE: New Albany, IN, ZIP CODE: 47150;

         (B)      BUILDING AREA: _______ Square Feet;

         (C)      Intentionally Deleted;

         (D)      BASIC ANNUAL RENT:        $220,000/year

         (E)      MONTHLY RENTAL INSTALLMENTS:       $18,333.33/month

         (F)      LANDLORD'S SHARE OF OPERATING COSTS:  Intentionally Deleted;

         (G)      TERM:    Twenty-four (24) months;

         (H)      COMMENCEMENT DATE:    February __, 2000;

         (I)      EXPIRATION DATE:  February 28, 2002;

         (J)      Intentionally Deleted;

         (K)      Intentionally Deleted;

         (L) PERMITTED USE: General office purposes, research and light manufacturing and assembly, and all other legal uses permitted by applicable zoning and other ordinances regulating use subject to Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed;

         (M)      ADDRESS FOR PAYMENTS AND NOTICES AS FOLLOWS:

                  LANDLORD Sam & JB, LLC
                                    7527 Highway 52
                                    Lanesville, IN  47136

                  TENANT   Robinson Nugent, Inc.
                                    800 East Eighth Street
                                    New Albany, IN  47150

                                    With a copy to:

                                    Berkley W. Duck, Esq.
                                    ICE  MILLER  DONADIO  &  RYAN  One  American
                                    Square Box 82001 Indianapolis, IN 46282


                                    ARTICLE 2
                                      Term

         Section 2.01 Term. The term of this Lease shall be for the period specified in Item G of Section 1.02 ("Original Term") (subject to if the Commencement Date is other than the first day of a calendar month, the Expiration Date shall occur on the last day of the 24th full calendar month thereafter) and shall commence on the Commencement Date. "Lease Term", when used in this Lease, shall include the Original Term and any renewal term.

         Section 2.02. Condition of Premises. Tenant agrees to accept the Leased Premises in their "As Is Where As" condition. Landlord shall not be obligated to make any improvements whatsoever to the Leased Premises.

                                    ARTICLE 3
                                Occupancy and Use

         Section 3.01. Occupancy and Use. Tenant shall use and occupy the Leased Premises for the purposes as set out in Item L of Section 1.02. Tenant shall use the Leased Premises for no unlawful purpose or act; shall commit or permit no waste or damage to the Leased Premises; shall comply with and obey all directions of the Landlord, including reasonable Rules and Regulations which are adopted, changed or modified from time to time by Landlord on reasonable notice to Tenant, all of which are and will be a part of this Lease.

         Tenant, at its expense, shall comply with all laws, rules, regulations, ordinances or orders of Federal, State, County and Municipal authorities having jurisdiction, and with any lawful direction of any public officer or officers, which shall impose any duty upon Landlord or Tenant with respect to the Leased Premises, or the use, occupation or alteration thereof.

         Section 3.02. Access to Leased Premises. Landlord reserves the right to enter the Leased Premises in any emergency, and to also inspect the same, to alter, improve, remodel or repair the Leased Premises, without abatement of rent and without incurring any liability to Tenant therefor. Landlord shall also have the right to enter the Leased Premises during Tenant's normal business hours with two (2) business days advance notice to Tenant, and to show the same to prospective purchasers, mortgagees and tenants. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of the Lease, or entitle Tenant to any abatement of rent therefor. In addition, during the final six (6) months of this Lease or any renewal term, Landlord may place on the Leased Premises where appropriate the usual notices "For Lease" or "For Sale" or other similar notices which Tenant shall permit to remain without molestation.

         Section 3.03. Surrender of Leased Premises. At the end of the Lease Term or other sooner termination of this Lease, Tenant will peaceably deliver up to the Landlord possession of the Leased Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear and damage by fire, earthquake, Act of God or the elements alone excepted. Upon the termination of this Lease, Tenant shall at Tenant's sole cost, remove all counter, trade fixtures, office furniture and equipment installed by Tenant unless otherwise agreed to in writing by Landlord. Tenant shall also repair any damage caused by such removal. Property not so removed shall be deemed abandoned at the termination of this Lease by Tenant and title to the same shall thereupon pass to Landlord. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including without limitation, any claims made by any succeeding tenant founded on such delay.

         Section 3.04. Holding Over. In the event Tenant remains in possession of the Leased Premises or any part thereof without the consent of Landlord after the expiration or earlier termination of this Lease, Tenant shall be deemed to hold the Leased Premises as a tenant on a month-to-month basis subject to all of the terms, conditions, covenants and provisions of this Lease (which shall be applicable during the holdover period), except that Tenant shall pay to Landlord rent equal to 125% of the last current Basic Annual Rent (hereinafter defined), which rent shall be payable to Landlord on demand. In addition, Tenant shall be liable to Landlord for all damages occasioned by such holding over. Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant's receipt of notice from Landlord to vacate. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided herein.

                                    ARTICLE 4
                                Rent and Deposit

         Section 4.01. Components of Rent. Tenant hereby agrees to pay to Landlord as rent for the Leased Premises an amount equal to Basic Annual Rent (as hereinafter defined). The aggregate of all such rentals may be referred to hereinafter as "Rental". The annual Rental shall be due and payable in twelve
(12) equal installments on the first day of each calendar month during the term of this Lease (each such date that rent shall be due and payable hereunder shall hereinafter be referred to as a "Payment Date"). Tenant hereby agrees to pay the monthly Rental installments to Landlord as provided in Item M Section 1.02 of this Lease or at such other location as Landlord may designate from time to time, in advance without demand and without any deduction, abatement, counterclaim or set off. In the event of a partial month at the beginning of the term of this Lease, the Rental and any other charges or costs, payable by Tenant shall be prorated on the basis of a thirty (30) day month. All Rental and other charges payable by Tenant pursuant to the terms of this Lease shall be payable without relief from valuation and appraisement laws, and with reasonable attorneys' fees and costs of collection.

         Section 4.02. Basic Annual Rent. Tenant hereby agrees to pay Basic Annual Rent for the Leased Premises in the amount specified in Item D, Section
1.02 of this Lease without a right of set-off, payable in advance in equal consecutive monthly installments as specified in Item E, Section 1.02 of this Lease, on or before the first day of each month during the Lease Term. If any monthly installment of Basic Annual Rent or other payment required under this Lease remains unpaid after the fifth (5th) day of the calendar month in which it is due or any subsequent calendar month, a service charge equal to One and One-Half per cent (1-1/2%) of the amount overdue may be charged by Landlord for each calendar month thereafter for the purpose of defraying the additional expenses incident to the handling of such overdue amount. If Tenant shall fail to pay, when the same is due and payable, any other payment owing from Tenant to Landlord pursuant to this Lease, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of One and One-Half per cent (1-1/2%) per month. The imposition of such service charge shall not be deemed a waiver by Landlord of any other remedies provided herein for Tenant's failure to pay rent.

                                    ARTICLE 5
                       Utility and Other Building Services

         Section 5.01. Services to be Provided. If Tenant requests any utilities or building services in addition to those in existence as of the Commencement Date, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the costs thereof shall be borne by Tenant.

         Section 5.02. Interruption of Services. Tenant understands, acknowledges and agrees that Landlord does not represent or warrant that the availability and capacity of utilities or building services shall continue uninterrupted and unchanged, and that any such interruption or change shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Leased Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease.


         Section 5.03.  Taxes and Utility Charges.

         (a) Tenant will pay and discharge, or cause to be paid and discharged, prior to the imposition of any interest or penalty for delinquency, all taxes (including, without limitation, real estate taxes and assessments, Tenant's income, franchise and excess profits taxes, but excluding any taxes, interest and penalties on or with respect to Landlord's income, franchise and excess profit taxes), all assessments that are due and payable in installments during the Lease Term (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the Commencement Date and whether or not to be completed prior to the expiration of the Lease, fees, water, sewer or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees, other authorization fees and other governmental and similar charges, general or special, ordinary or extraordinary, foreseen or unforeseen, of every character, and any interest and penalties thereon, which may be levied or assessed against, or be confirmed or imposed on or in respect of: (i) the Leased Premises or any portion thereof, or the interest of Tenant or Landlord therein or in respect thereof during or with respect to the Lease Term, (ii) any Basic Annual Rent or any or all other amounts payable by Tenant under the Lease, (iii) the Lease or the interest of Tenant or Landlord thereunder, (iv) the possession, use, occupancy, maintenance, repair or rebuilding of the Leased Premises or any portion thereof except for repair and rebuilding that is Landlord's obligation under Section 6.02; all of the foregoing, hereinafter referred to as the "Charges"; but nothing in the foregoing shall require the payment or discharge of any tax, charge, levy, assessment, or lien, or any other imposition or encumbrance on or against the Leased Premises or any portion thereof, so long as the same shall be the subject of a contest which is diligently being conducted. If any tax or assessment levied or assessed against the Leased Premises may legally be paid in installments, or in a lump sum, neither Landlord nor Tenant shall elect or otherwise cause to have the tax or assessment payable in a lump sum and Tenant shall be obligated to pay only such installments as shall be properly allocated to periods within the Term hereof.

         (b) Tenant shall (i) pay all costs and charges for all utility services, including but not limited to gas, water, sewer, electricity, telephone, refuse or garbage collection to or used by or for Tenant on or about the Leased Premises commencing on the Commencement Date, (ii) comply with all contracts relating to such services if noncompliance would have an adverse effect on Landlord's interest in the Leased Premises, and (iii) do all other things required for the maintenance and continuation of such services during the Term; but nothing contained in this Lease shall constitute any consent or request by Landlord or by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord or against Mortgagee in respect thereof. In the event of abandonment of the Leased Premises by Tenant, Tenant shall cause sufficient utilities to be provided to the Leased Premises in order to keep the Leased Premises in good condition and repair.

         (c) Tenant shall furnish to Landlord, within ten (10) days after reasonable demand by Landlord, proof of the payment of any of the Charges, or any other charge, which is the obligation of Tenant hereunder.

                                    ARTICLE 6
                       Repairs, Maintenance, Alterations,
                            Improvements and Fixtures

         Section 6.01. Repair and Maintenance of Building. Tenant will, at its cost and expense, keep and maintain the Leased Premises in good repair and condition, except for ordinary wear and tear and repair that is Landlord's responsibility under Section 6.02, and will promptly make all structural and non-structural, and ordinary and extraordinary, changes and repairs of every kind which may be required to be made upon or in connection with the Leased Premises in order to keep the same in good repair and condition except for those that are the Landlord's obligation under Sections 6.02 and 7.01(c). Landlord shall not be required to maintain, alter, repair, replace or rebuild the Leased Premises or any portion thereof or to maintain the Leased Premises in any way except for any repair that is Landlord's responsibility under Sections 6.02 and 7.01(c), and subject to Section 16.15. Tenant expressly waives the right to make repairs at the expense of Landlord which may be provided for in any law now or hereafter in effect.

         Section 6.02. Alterations or Improvements. Upon prior written consent from Landlord which shall not be unreasonably withheld, alterations or improvements may be made to the Leased Premises; provided however, such alterations or improvements shall be made by Landlord, or contractors approved by Landlord. Tenant shall have the right to make minor alterations to the Leased Premises without Landlord's approval so long as such alternations do not affect the structure or marketability of the Leased Premises, and do not exceed $10,000, which shall not be unreasonably withheld, conditioned or delayed. All costs attributable to said alterations or improvements shall be borne by Tenant, including, but not limited to all construction costs, fees, architectural costs, permit fees, and attorney fees. Any alterations or improvements to the Leased Premises, except movable office furniture, equipment and trade fixtures, shall become part of the realty, and be the property of Landlord, and shall not be removed by Tenant. If any present or future improvements to the Leased Premises are made or authorized to be made by Tenant, its agents or employees, and such improvements shall encroach upon any property or street adjacent to the Leased Premises, or shall violate any agreement or condition contained in any restrictive covenant affecting or applicable to the Leased Premises, or shall impair the rights of others under any easement or right-of-way to which the Leased Premises are subject, then upon request of Landlord, Tenant, at its cost and expense, shall take such action as shall be necessary to remove such encroachments or end such violation or impairment. Any such action shall be taken in conformity with the requirements of this Section. Notwithstanding the foregoing, Tenant shall not be required to remove any such encroachments if Tenant has or obtains such easements, licenses or similar rights as may be necessary to permit such encroachments to remain and had complied with this Section. Landlord and its authorized representatives may enter the Leased Premises or any part thereof for the purpose of inspecting the same. After completion of said improvements, such entry shall be after reasonable notice to Tenant and during regular business hours. Landlord shall not have any duty to make such inspection, and Landlord shall not incur any liability or obligation for making or not making any such inspection

         Section 6.03. Trade Fixtures. Any trade fixtures installed on the Leased Premises by Tenant at its own expense, such as movable partitions, counters, shelving, showcases, mirrors and the like, may, and, at the request of Landlord, shall be removed on the expiration or earlier termination of this Lease, provided that Tenant is not then in default, that Tenant bears the cost of such removal, and further that Tenant repairs at its own expense any and all damages to the Leased Premises resulting from such removal. If Tenant fails to remove any and all such trade fixtures from the Leased Premises on the expiration or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord unless Landlord elects to require their removal, in which case Tenant shall, at its expense, promptly remove the same and restore the Leased Premises to their prior condition.

                                    ARTICLE 7
                     Fire or Other Casualty; Eminent Domain

         Section 7.01.  Condemnation and Casualty.

         (a) Tenant hereby assigns to Landlord any award, compensation, proceeds of insurance and other payment to which Tenant may become entitled in respect of Tenant's leasehold interest hereunder (i) if the Leased Premises or any portion thereof are damaged or destroyed due to fire or other casualty or cause, and (ii) by reason of any condemnation, confiscation, requisition or other taking or sale of the possession, use, occupancy or title to the Leased Premises or any portion thereof in, by or on account of any completed, pending or threatened eminent domain proceedings or other action by any governmental authority or other person having the power of eminent domain. Landlord shall and hereby is authorized and empowered by Tenant, at its cost and expense, in the name and behalf of Landlord, Tenant or otherwise, to appear in any such proceedings or other action, to file and prosecute, and to negotiate with respect to, or adjust any claim for any award, compensation or other payment on account of any such loss, damage, destruction, condemnation, confiscation, requisition or other taking or sale, and to collect and receipt for any such award, compensation or other payment or to accept any settlement or adjustment thereof. With respect to condemnation or public taking only, Tenant may take such action in connection with any claim, proceeding or other action as shall be appropriate to protect the interests of Tenant. Each party shall pay all fees, costs and other expenses which may become payable as a result of or in connection with their respective activities under this paragraph. Tenant shall have the right to claim an award for Tenant's personal property and relocation fees provided the Tenant's claim shall in no way diminish or reduce Landlord's award.

         (b) If, after any occurrence of the character referred to in clause (i) or (ii) of Section 7.01(a), and, in the case of an occurrence described in said clause (i), the occurrence results in a "substantial destruction", as defined in Section 7.01(d), or if, in the case of an occurrence described in said clause (ii), the occurrence results in a "substantial taking", as defined in Section 7.01(e), and as a result of either such occurrence either
(A) Tenant determines in its reasonable judgment that the Premises are unfit for the Permitted Use or (B) Tenant loses and is unable to obtain within thirty (30) days despite good faith efforts any city, county or state licenses necessary to operate for the Permitted Use, Tenant, within ten (10) days after such substantial destruction or substantial taking, may give notice to Landlord of Tenant's intention to terminate this Lease. Such notice shall (i) specify such termination date, which shall be the Payment Date first occurring at least sixty
(60) days after such notice is given, (ii) contain a certification by Tenant's President that Tenant has made a good faith determination that the Leased Premises have been rendered no longer fit for the Permitted Use by an occurrence of the character referred to in clause (i) or (ii) of Section 7.01(a), and that Tenant has discontinued, or within one hundred twenty (120) days after such notice is given will discontinue, the use of the Leased Premises in Tenant's business, and (iii) contain a brief description of such occurrence and of the basis for such determination by Tenant. Upon receipt of such notice as required in this Section 7.01(b), the Lease shall terminate on the termination date set forth in the notice.

         (c)      If,  after any  occurrence  of the  character  referred  to in
Section 7.01(a), Tenant is not permitted to give notice of its intention to terminate this Lease, then (i) this Lease shall continue in effect without abatement of any Basic Rent, Additional Rent or other amounts payable by Tenant hereunder, (ii) Landlord shall, promptly after any such occurrence and receipt of the insurance or condemnation proceeds (whichever is applicable), diligently repair, replace and rebuild the Leased Premises, to at least the extent necessary and practicable to restore the Leased Premises to the condition and market value thereof immediately prior to such occurrence, and (iii) the entire award, compensation, insurance proceeds or other payment, if any, on account of any such occurrence, less any expenses incurred by Landlord in collecting such award, compensation, insurance proceeds or other payment, shall be available to Landlord to restore the Leased Premises. Notwithstanding anything contained herein to the contrary, Landlord shall have no such obligation to repair and rebuild if less than twelve months will remain in the Lease Term at the time the applicable repair or rebuilding would be completed.

         (d) As used herein, "substantial destruction" means damage or destruction occurring within thirty (30) months prior to the expiration of the Lease Term (subject to any extensions exercised and agreed to prior to the date of the casualty as set forth in Section 7.01(b) hereof) to the extent of more than 25% of the cost of replacement of the Building.

         (e) As used herein, "substantial taking" means the taking by condemnation or the exercise of the power of eminent domain of (i) 30% or more of the parking area constituting a part of the Leased Premises (and the failure of Landlord within ninety (90) days after such taking to replace such parking area so as to provide the Leased Premises with a number of parking spaces which is not less than that required by the applicable zoning ordinance or variance thereof), or (ii) any part of the Building sufficient to reduce the existing total square feet of floor area in such building so as to render it unfit for use for the Permitted Use.

                                    ARTICLE 8
                                    Insurance

         Section 8.01.  Landlord's Insurance.  Intentionally deleted.

         Section 8.02. Landlord's Responsibility. Landlord will protect, indemnify and save harmless Tenant from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expense (including, without limitation, reasonable attorneys fees and expenses) imposed upon or incurred by or asserted against Tenant by reason of the occurrence or existence of either of the following: (i) any failure of Landlord's title to the Leased Premises, (ii) any accident, injury to or death of persons or loss of or damage to property occurring as a result of (A) any activity in remedying any defect as required by Article 7 or any activity by Landlord, or any contractor, subcontractor or agent of Landlord, pursuant to Article 7, (B) any other presence or activity by Landlord, or any contractor, subcontractor or agent of Landlord at the Leased Premises.

         Section 8.03. Tenant's Insurance. Placement of Tenant's Property. Tenant will, at all times during the Term and at its cost and expense, maintain insurance of the following character:

         (A) Insurance against loss covered by a standard Broad Form Causes of Losses, including but not limited to loss by windstorm, hail, earthquake, explosion, riot (including riot attending a strike), civil commotion, aircraft, vehicles, smoke damage, and vandalism and malicious mischief in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer of any loss under the applicable policies, but in any event in amounts not less than the full insurable value of all buildings and other improvements, constituting a portion of the Leased Premises. The term "full insurable value" as used herein means actual replacement cost, including the costs of debris removal, less the cost of the foundation, which amount shall be adjusted annually for inflation. Landlord, upon written request of Tenant, will annually inform Tenant of the "full insurance value" of the Leased Premises.

         (B) General liability insurance covering the legal liability of Landlord and Tenant against claims for bodily injury, death or property damage, occurring on, in or about the Leased Premises and the adjoining land, in the minimum amounts of $1,000,000 for each claim with respect to any one death or bodily injury, $2,000,000 with respect to any one occurrence, and $500,000 for all claims for property damage with respect to any one occurrence.

         (C) Broad form boiler and machinery insurance (including coverage for pressure vessels and pressure pipes) if applicable on all objects customarily covered by such broad form insurance and at any time constituting a part of, or being situation on, the Leased Premises, in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer of any loss, but in the minimum amount of $1,000,000.

         (D) Workers' compensation insurance - Tenant shall comply with applicable workmen's compensation laws of the state in which the Leased Premises are located, and shall maintain such insurance if and to the extent necessary for such compliance.

         (E) Excess liability insurance policy in the amount of $3,000,000.

         (F) Business interruption insurance for a period of no less than twelve
             (12) months.

         (G) Such other insurance, in such amounts and against such risks, as is customarily maintained by Tenant with respect to properties owned by it.

         Such insurance shall be written by companies which at the time have at least an A7 Rating in the then most recent A.M. Best Rating Guide and shall name as the insured parties Landlord and Tenant as their interests may appear. Such insurance may provide for such reasonable deductible amounts as are customarily provided for in insurance maintained by Tenant with respect to properties owned by it, and may be obtained by Tenant by endorsement on its blanket insurance policies if such policies satisfy the requirements specified above in this
Section 8.03. Landlord shall not be required to prosecute any claim against any insurer or to contest any settlement proposed by any insurer, but Landlord may, at its cost and expense, prosecute any such claim or contest any such settlement, and in such event Landlord may bring any such prosecution or contest in the name of Landlord, Tenant or both, and Tenant will join therein at Landlord's request.

         Tenant may, at its option satisfy any or all of the obligations to insure with a blanket policy or policies of insurance now or hereafter carried and maintained by Tenant provided, however, that Landlord and any additional party required to be insured shall be insured as required by the terms of this Lease and that such coverage shall not be reduced or diminished by reason of the use of a blanket policy or policies and that such blanket policy or policies satisfy the requirements of any mortgagee of the Leased Premises.

         Insurance claims by reason of damage or destruction to any portion of the Leased Premises shall be adjusted by Landlord and Tenant.

         Every insurance policy maintained pursuant to Section 8.03 shall bear a first mortgage endorsement in favor of any mortgagee of the Leased Premises (hereinafter referred to as a "Mortgagee"), and loss proceeds under any such policy (other than any public liability policy) in excess of $100,000 with respect to any loss shall be made payable to the Mortgagee, if any, provided that recoveries under any such policy shall be applied by the Mortgagee as provided in Article 7. Every such policy shall provide thirty (30) days' prior written notice of cancellation shall be given to Landlord and the Mortgagee and that such insurance, as to the interest of Landlord and the Mortgagee, shall not be invalidated by any act or neglect of Landlord or Tenant or any owner of the Leased Premises or of any interest therein, nor by any foreclosure or any other proceedings or notices thereof relating to the Leased Premises or any interest therein, nor by any change in the title or ownership of the Leased Premises or any interest therein. Landlord and Tenant each waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers, servants, partners, shareholders, or employees for any loss or damage that may occur to the Leased Premises which is insured under any property insurance policy actually being maintained even if not required by the terms of this Lease. In addition, Landlord shall not make any claim against proceeds of insurance paid for the loss of any personal property of Tenant.

         Tenant shall deliver to Landlord promptly after the execution and delivery of this Lease original or duplicate policies, or certificates of insurers satisfactory to the Landlord and Mortgagee, if any, evidencing all the insurance which is then required to be maintained by Tenant, and Tenant shall, within thirty (30) days prior to the expiration of any such insurance, deliver either original or duplicate policies or certificates of the insurers evidencing the renewal of such insurance.

         Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required in this Section 8.03 to be furnished by Tenant unless Landlord is included therein as a named insured, with loss payable as in this Lease provided. Tenant shall immediately notify Landlord whenever any such separate insurance is obtained and shall deliver to Landlord the policy or policies or certificates

         Section 8.04. Tenant's Responsibility. Tenant will protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expense (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord by reason of the occurrence or existence of any of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Premises or any part thereof or occurring on or about the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways caused by Tenant or its agents, (ii) any use, nonuse or condition of the Leased Premises or any part thereof or any use, nonuse or condition of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways resulting from Tenant's use or occupancy of the Leased Premises, (iii) any failure on the part of Tenant to perform or comply with any of the terms of this Lease, or (iv) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant, upon request, will at Tenant's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Tenant and reasonably approved by Landlord and Mortgagee. The obligations of Tenant under this Section shall survive any termination of this Lease. Notwithstanding anything herein to the contrary, Tenant shall bear the risk of any loss or damage to its property as provided in Section 8.01.

         Section 8.05. Waiver of Subrogation. Landlord and Tenant hereby release each other and each other's employees, agents, customers and invitees from any and all liability for any loss of or damage or injury to person or property occurring in, on or about or to the Leased Premises, the Building or personal property within the Building by reason of fire or other casualty which is required to be insured against hereunder, regardless of cause, including negligence of Landlord or Tenant and their respective employees, agents, customers and invitees, and agree that such insurance carried by either of them shall contain a clause whereby the insurer waives its right of subrogation against the other party. Because the provisions of this Section 8.05 are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurer or any other person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the provisions of this Section 8.05 and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 8.05.

                                    ARTICLE 9
                                      Liens

         Section 9.01. Liens. If, because of any act or omission of Tenant or any person claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Leased Premises or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record bonded over by a surety reasonably acceptable to Landlord within seventy-five (75) days after the date of filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof. Landlord may, but shall not be obligated to, pay the claim upon which such lien is based so as to have such lien released of record; and, if Landlord does so, then Tenant shall pay to Landlord, as additional rent, upon demand, the amount of such claim, plus all other costs and expenses incurred in connection therewith, plus interest thereon at the rate of eighteen percent (18%) per annum until paid.

                                   ARTICLE 10
                             Intentionally deleted.

                                   ARTICLE 11
                            Assignment and Subletting

         Section 11.01. Assignment and Subletting by Tenant. Tenant may not sell, assign, or mortgage this Lease or sublet the Leased Premises or any part thereof, without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed; and any attempted assignment or subletting without such consent shall be invalid. Notwithstanding this, Tenant shall have the right at any time to sublease or assign all or any portion of the Leased Premises to any related entity or affiliate of Tenant whether by merger or consolidation, or to any successor corporation, without Landlord's approval or consent. In the event of a permitted assignment or subletting, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under the terms, conditions and covenants of this Lease. No assignment or subletting of the Leased Premises or any part thereof shall be binding upon Landlord unless such assignee or subtenant shall deliver to Landlord an instrument (in recordable form, if requested) containing an agreement of assumption of all Tenant's obligations under this Lease. Upon the occurrence of an event of default, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or by law, may, at its option, collect directly from the assignee or subtenant all rent becoming due to Landlord by reason of the assignment or subletting. Any collection by Landlord from the assignee or subtenant shall not be construed to constitute a waiver or release of Tenant from the further performance of its obligations under this Lease or the making of a new lease with such assignee or subtenant.

         Section 11.02. It shall be reasonable for Landlord to refuse, condition or delay its consent to any proposed assignment or subletting if it is based upon, among other things, Landlord's reasonable determination that its interest in the Lease or the Leased Premises would be adversely affected by (i) the financial condition, creditworthiness or business reputation of the proposed assignee or subtenant, or (ii) the proposed use of the Leased Premises by, or business of, the proposed assignee or subtenant, but Landlord may not take into account the prevailing market or quoted rental rates for the Leased Premises or other comparable leased space.


                                   ARTICLE 12
                              Transfer by Landlord

         Section 12.01. Sale and Conveyance of the Leased Premises. Landlord shall have the right to sell and convey the Leased Premises at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale and conveyance shall operate to release Landlord from liability hereunder arising after the date of such conveyance as provided in Section 13.08.

         Section 12.02. Subordination. Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Leased Premises by so declaring in such mortgage; and the recording of any such mortgage shall make it prior and superior to this Lease regardless of the date of execution or recording of either document. Tenant shall, at

Landlord's request, promptly execute and deliver to Landlord, without cost, any instrument which may be deemed necessary or desirable by Landlord to confirm the subordination of this Lease and an Estoppel Certificate in the form reasonably required by Landlord, and as provided in Section 16.14 of this Lease; and, if Tenant fails or refuses to do so, Landlord may execute such instrument in the name and as the act of Tenant. Notwithstanding the foregoing, no default by Landlord under any such mortgage shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the Landlord under this Lease.

         Section 12.03. Non-Disturbance. As a condition of Tenant's subordination of this Lease to any mortgagee, Landlord shall obtain a nondisturbance agreement from such future mortgagee in favor of Tenant which shall be in a form reasonably acceptable to Landlord.

                                   ARTICLE 13
                              Defaults and Remedies

         Section 13.01. Defaults by Tenants. Each of the following events shall be an "Event of Default" hereunder:

         (A) Failure of Tenant to pay any installment of rent or any part thereof (including but not limited to failure to make any deposit required under the terms of this Lease) or any other payments of money, costs, or expenses herein agreed to be paid by Tenant when due after ten (10) days notice to Tenant; provided, however, Landlord shall not be obligated to provide Tenant notice of late payment more than two (2) times every calendar year and after such two notices in a particular calendar year, Tenant shall be deemed to be in default if said sums are not paid when due.

         (B) Failure to observe or perform one or more of the other terms, conditions, covenants, or agreements of this Lease and the continuance of such failure for a period of thirty (30) days, or other such period provided in this Lease, after written notice by Landlord specifying such failure (unless such failure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done, or removed, as the case may be, within such thirty (30) day period or other such period required in this Lease, in which case no default shall be deemed to exist so long as Tenant shall have commenced doing the same within such thirty (30) day or other such period required in this Lease and shall diligently and continuously prosecute the same to completion);

         (C) The filing of an application by Tenant for, or a consent to the appointment of, a receiver, trustee, or liquidator of itself or of all its assets;

         (D) The filing by Tenant of a voluntary petition in bankruptcy, or the filing of a pleading in any court of record admitting in writing its inability to pay its debts as they become due;

         (E) The making by Tenant of a general assignment for the benefit of creditors;

         (F) The filing by Tenant of an answer admitting material allegations of or consenting to or defaulting in answering in petition filed against it in any bankruptcy proceedings;

         (G) The entry of an order, judgment, or decree by any Court of competent jurisdiction adjudging Tenant a bankrupt or appointing a receiver, trustee, or liquidator of it, or all of its assets, and such order, judgment, or decree continuing unstayed and in effect for any period of sixty (60) consecutive days;

         (H) If this Lease or the estate of Tenant hereunder shall be transferred to or assigned to or subleased to or shall pass to or devolve upon any person or party, except in a manner herein expressly permitted; or

         (I) If a levy under execution or attachment shall be made against Tenant or its property and such execution or attachment shall not be vacated or removed by court order, bonding, or otherwise within a period of thirty (30) days.

         Section 13.02. Remedies of Landlord. Upon the occurrence of any Event of Default set forth in Section 13.01, Landlord shall have the following rights and remedies, in addition to those allowed by law, any, or all of which may be exercised without additional notice or demand upon Tenant.

         (A) Landlord may apply any prepaid funds to the cost of cure of any default and/or reenter the Leased Premises and cure any default of Tenant. In such event Tenant shall immediately reimburse Landlord as additional rental for any such costs, and shall restore the such prepaid funds used by Landlord to cure Tenant's default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's actions, whether or not caused by Landlord's negligence.

         (B) Landlord may at its option give written notice to Tenant stating that this Lease and the Lease Term shall expire and terminate on the date specified in such notice, and upon the date specified in such notice, this Lease and the term hereby demised, and all rights of Tenant under this Lease shall expire and terminate, in which event (i) Tenant shall thereupon quit and surrender the Leased Premises but shall remain liable as hereinafter provided; (ii) Landlord may without notice, reenter and repossess the Leased Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution, or damages therefor, and Tenant shall nevertheless remain liable as hereinafter provided for the remainder of the term hereof; and
             (iii) notwithstanding the termination of this Lease, Landlord may declare all Rental which would have been due under the Lease for the balance of the Lease Term to be immediately due and payable over the aggregate fair rental value of the Leased Premises at the date of termination of Tenant's rights under this Lease for the period from such Tenant's rights termination date to the end of the stated term hereof, both discounted in accordance with accepted financial practice at the rate of 8% per annum to then present worth, and Tenant shall then be liable for the same to Landlord, together with all loss or damage Landlord may sustain by reason of such default and termination, it being expressly agreed and understood that such liabilities and remedies herein specified shall survive the termination of this Lease.

         (C) Landlord may, without terminating this Lease, reenter the Leased Premises and at its option, repair and alter the Leased Premises in such manner as Landlord may deem necessary or advisable, and/or let or relet the Leased Premises or any parts thereof for the whole or any part of the remainder of the Lease Term hereof or for a longer period, in Landlord's name or as agent of Tenant, and out of any rental collected or received as a result of such letting or reletting Landlord shall first, pay to itself the cost and expense of retaking, repossessing, repairing and/or altering the Leased Premises, and the cost and expense of removing all personal property therefrom; second, pay to itself the cost and expense sustained in securing any new tenants, and if Landlord shall maintain and operate the Leased Premises, the cost and expense of operating and maintaining the Leased Premises; and, third, pay to itself any balance remaining on account of the liability of Tenant to Landlord. No reentry by Landlord shall absolve or discharge Tenant from liability hereunder. Landlord shall in no way be responsible or liable for any failure to relet the Leased Premises or any part thereof, or for any failure to collect any rental due on any such reletting.

         (D) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

         (E) Landlord may declare all Rental for the balance of the term of this Lease then in effect, discounted in accordance with accepted financial practice at the rate of 8% per annum to then present worth, to be immediately due and payable, as though expressly made payable in advance prior to the occurrence of such event of default, in which case Rental so becoming due and payable in advance may be recovered in any suit, action or other legal proceeding, provided, that if Landlord shall exercise such remedy and Tenant shall have paid in full all Rental so declared due and payable, Tenant thereafter shall have the right to possession of the Leased Premises for the entire period in respect of which Rental shall have been so accelerated by Landlord, unless and until a further event of default.

         Landlord shall mitigate Tenant's damages hereunder to the extent required by law.

         Section 13.03. Suit Prior to Expiration. Suit or suits for the recovery of any deficiency or damages, or for a sum equal to any installment or installments of Rental and other charges hereunder, may be brought by Landlord, from time to time at Landlord's election, and nothing herein contained shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired by its term had there been no such default by Tenant or termination.

         Section 13.04. Reinstatement. No receipt of monies by Landlord from Tenant after termination of this Lease, or after the giving of any notice of termination of this Lease, shall reinstate, continue, or extend the Lease Term or affect any notice given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rental and other sum or sums of money and other charges herein reserved and agreed to be paid by Tenant then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Leased Premises by proper remedy, except as herein otherwise expressly provided, it being agreed that after the service of notice to terminate this Lease or the commencement of suit or summary proceedings, or after final order or judgment for the possession of the Leased Premises, Landlord may demand, receive, and collect any moneys due or thereafter falling due without in any matter effecting such money collected being deemed payments on account of the use and occupation of said Leased Premises, or at the election of Landlord, on account of Tenant's liability hereunder.

         Section 13.05. Non-Waiver of Defaults. The failure or delay by either party hereto to exercise or enforce at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default and breach of the Lease shall be deemed to be a waiver of any other default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

         Section 13.06. Cumulative Remedies. Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right and remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the right or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

         Section 13.07. Default by Landlord and Remedies of Tenant. It shall be a default and a breach of this Lease by Landlord if any covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after written notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within said thirty (30) day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty (30) day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Tenant shall not be entitled to (i) withhold or abate any rent due hereunder until such time as Tenant and for so long as Tenant obtains a final, unappealable and unsatisfied judgment against Landlord relating to said default or (ii) terminate this Lease.

         Section 13.08. Limitation of Landlord's Liability. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease as provided in Section 13.07 and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Leased Premises for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord shall not be liable for any deficiency.

         The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Leased Premises. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations.

         Section 13.09. Transfer upon Termination. In the event of a termination of this Lease by reason of default or breach by Tenant hereunder: (i) all unexpired insurance premiums, all deposits theretofore made by Tenant with utility companies and all rights of Tenant under all insurance policies shall be deemed to be assigned to and transferred to Landlord; and (ii) Tenant shall deliver and assign to Landlord all leases of subtenants, and concession, license, and occupancy agreements and all security deposits and advance rents then held by Tenant with respect to any and all subleases upon the assumption by Landlord of the obligation to apply all such security deposits and advance rents held by Landlord in accordance with such subleases, and concession, license, and occupancy agreements.

         Section 13.10. Waiver. Tenant waives the right to trial by jury in any summary proceeding that may hereafter be instituted against it or in any action that may be brought to recover rent hereunder.

         Section 13.11. Tenant's Property. If Tenant shall not remove all of Tenant's property from the Leased Premises at any expiration or other termination of this Lease, Landlord shall have the right, at Landlord's election, to remove all or part of such property in any manner that Landlord shall choose and store the same without liability to Tenant for loss thereof, and Tenant shall be liable to Landlord for all expenses incurred in such removal and also for the cost of storage of such property.

         Section 13.12. Attorney's Fees and Costs. In the event either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the other party employs attorneys to enforce all or part of this Lease, to collect any rent due or to become due or recover possession of the Leased Premises, the defaulting party agrees to reimburse the non-defaulting party for all reasonable attorneys' fees incurred thereby, whether or not suit has actually been filed. The defaulting party shall also pay the non-defaulting party all reasonable costs and expenses, other than attorneys' fees, incurred in the enforcement of any of the terms, conditions, covenants or obligations contained in this Lease. All the sums paid or obligations incurred by the non-defaulting party as aforesaid with interest and costs shall be paid by the defaulting party to the non-defaulting party five
(5) days after the rendition of any bill or statement therefore.

                                   ARTICLE 14

                             Intentionally deleted.

                                   ARTICLE 15
                                     Notices

         Section 15.01. Notices. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be sent by United States certified or registered mail, postage prepaid, addressed as specified in Item M, Section 1.02 of this Lease or to such other firm or to such other place as Landlord may from time to time designate in writing.


         Section 15.02. Place of Payment. All Rental and other payment required to be made by Tenant to Landlord shall be delivered, or mailed to Landlord at the address as Specified in Item M, Section 1.02 of this Lease, and such payments shall be deemed made when received by Landlord.

                                   ARTICLE 16
                            Miscellaneous Provisions

         Section 16.01. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises or with respect to the suitability or condition of any part of the Leased Premises for the conduct of Tenant's business except as provided in this Lease.

         Section 16.02. Intentionally deleted.

         Section 16.03. Choice of Law. This Lease shall be governed by and construed pursuant to the laws of the State of Indiana.

         Section 16.04. Venue. Tenant agrees that the venue of any action arising between the parties to this Lease shall be in the County wherein the Leased Premises are located, and that the federal jurisdiction shall be in the district wherein the Leased Premises are located, and Tenant hereby waives any claims of preferred venue under the Indiana Trial Rules, or any claim of a more convenient forum.

         Section 16.05. Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         Section 16.06. Name. Tenant shall not, without the written consent of Landlord, use the name of the Leased Premises for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, and in no event shall Tenant acquire any rights in or to such names.

         Section 16.07. Examination of Lease. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

         Section 16.08. Time. Time is of the essence of this Lease and each and all of its provisions.

         Section 16.09. Defined Terms and Marginal Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation any part hereof.

         Section 16.10. Entire Agreement; Amendments. This Lease and the Acceptance Letter executed pursuant to Section 2.03 hereof contained all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

         Section 16.11. Payment of and Indemnification for Leasing Commissions. The parties hereby acknowledge, represent and warrant that no broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Each party shall indemnify the other party and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

         Section 16.12. Severability of Invalid Provisions. If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

         Section 16.13. Definition of the Relationship between the Parties. Landlord shall not, by virtue of the execution of this Lease or the leasing of the Leased Premises to Tenant, become or be deemed a partner of or joint venturer with Tenant in the conduct of Tenant's business on the Leased Premises or otherwise.

         Section 16.14. Estoppel Certificate. Tenant shall, within ten (10) days following receipt of a written request from Landlord, promptly execute, acknowledge and deliver to Landlord or to any lender, purchaser or prospective lender or purchaser designated by Landlord, a statement in such form as Landlord may reasonably request, certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, and (iii) that there are not, to Tenant's knowledge, any uncured defaults (or specifying such defaults if any are claimed). Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Leased Premises. Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

         Section 16.15. Force Majeure. Landlord shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including, but not limited to, war, invasion or hostility; work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; man-made or natural casualties; unusual weather conditions; acts or omissions of governmental or political bodies; or civil disturbances or riots.

         Section 16.16. Corporate Tenant. If Tenant is a corporation, partnership, or limited liability company, the individual, or individuals executing this Lease warrant their capacity and authority to execute this Lease on behalf of said corporation, partnership, or limited liability company.

         Section 16.17. Memorandum of Lease. The parties hereto shall not record this Lease, but each party shall execute a "memorandum of lease" suitable for recording.

         Section 16.18. Reciprocal Covenant on Notification of ADA Violations. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing and provide the other with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990
("ADA") relating to any portion of the Leased Premises; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Leased Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Leased Premises.

         Section 16.19. Sorting and Separation of Refuse and Trash. Tenant covenants and agrees, as its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash

                                   ARTICLE 17
                              Additional Provisions

         Section 17.01.  Option to Extend Lease Term.

         (A) Provided Tenant is not in default hereunder and has performed all of its convenants and obligations hereunder, and has not abandoned the Leased Premises Tenant shall have the option to extend the term of this Lease (hereinafter, the "Option") for a period of twelve
             (12) months upon the following terms and conditions.

         (B) Basic  Annual  Rent  shall  be the  same as set  forth  in  Section
             1.02(D).

         (C) Tenant shall exercise said Option only by giving written notice to Landlord not later than twelve (12) months prior to the expiration of the then current Term.

         (D) It is understood and agreed that this Option is personal to Tenant and is not transferable.

         Section 17.02. Tax Deposit. In the event Landlord becomes obligated to any Mortgagee to make payments for taxes in accordance with the terms of the Mortgage, upon notice thereof by Landlord, Tenant shall pay to Landlord as Additional Rent on the Payment Dates for Basic Rent, an amount equal to 1/12 of the annual real estate taxes and assessments, if any, levied or to be levied against the Leased Premises, if any, next becoming due (all hereinafter referred to as the "charges") all as estimated by Landlord based upon taxes and assessments against the Leased Premises. Tenant shall not be liable to Landlord, any mortgagee or third party for any taxes and assessments with respect to the Leased Premises for which Tenant has deposited available funds with Landlord to pay such taxes and assessments and with respect to which Landlord may have used any such funds paid by Tenant to Landlord for any purpose other than the payment of such taxes and assessments for which such funds were intended, so that Landlord shall have sufficient funds to pay the charges on the first day of the month preceding the month in which they become due. If, from time to time, Landlord reasonably shall determine that the balance of the funds held by it to pay the charges is or will be insufficient to pay any of the charges when the same shall become due and payable, then Tenant shall pay to Landlord the amount reasonably necessary to remedy such deficiency on or before the date when such charges shall become due. Landlord shall hold all such amounts and pay the charges before the same become delinquent, with the right, however, to Landlord to apply, after an Event of Default, any sums so received as a credit against any Basic Rent or Additional Rent then remaining unpaid or to the payment of any of the charges.

         Section 17.03. Triple Net Lease. It is the purpose and intent of Landlord and Tenant that the rent provided in Section 1.02(D) shall be absolute net to Landlord, and that Tenant shall pay, without notice or demand, and without abatement or setoff, and save Landlord harmless from and against, all costs, taxes, insurance costs, expenses and other charges and expenses and obligations of every kind and nature whatsoever relating to the Leased Premises which may arise or become due during the term of this Lease, and in the event of any nonpayment of any of the foregoing, Landlord shall have, in addition to any other rights and remedies, all of the rights and remedies provided herein or by law in the case of nonpayment of such.

         Section 17.04. Quiet Enjoyment. Tenant, on paying the Rental and keeping and performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Leased Premises for the Lease Term and any renewal term, subject to the legal requirements, applicable insurance requirements and regulations, and the provisions of this Lease.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first written above.

TENANT:                                   LANDLORD:

ROBINSON NUGENT, INC.                     SAM & JB, LLC
an Indiana corporation                    an Indiana limited liability company


By:_____________________________       By:_______________________________

Its:_____________________________      Its:_______________________________